                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           NB&T Financial Group, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           NB&T FINANCIAL GROUP, INC.
                               48 N. South Street
                             Wilmington, Ohio 45177
                                 (937) 382-1441


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2003 Annual Meeting of Shareholders of NB&T Financial Group, Inc. ("NBTF"), will be held at 48 N. South Street, Wilmington, Ohio, on April 22, 2003, at 9:00 a.m., Eastern Time (the "Annual Meeting"), for the following purposes:

     1. To elect four directors of NBTF for terms expiring in 2005;

     2. To consider and vote upon the adoption of amendments to the Second Amended and Restated Articles of NB&T Financial Group, Inc., as amended (the "Current Articles") (i) to expand the indemnification of directors and officers; (ii) to provide that directors may be removed only for cause by a vote of a majority of the voting power of NBTF and to require a vote of disinterested shares to eliminate the classification of directors; (iii) to change the time for submitting nominations of directors; and (iv) to make technical changes and remove obsolete provisions;

     3. To consider and vote upon the adoption of amendments to the existing Code of Regulations (the "Current Regulations") of NBTF to make technical changes and remove obsolete provisions; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Such matters are more completely set forth in the accompanying Proxy Statement.

     Only shareholders of NBTF of record at the close of business on March 5, 2003, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                        By Order of the Board of Directors



March 19, 2003                          James W. Foland, Secretary

                           NB&T FINANCIAL GROUP, INC.
                               48 N. South Street
                             Wilmington, Ohio 45177
                                 (937) 382-1441


                                 PROXY STATEMENT


                                     PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of NB&T Financial Group, Inc. ("NBTF"), an Ohio Corporation, for use at the 2003 Annual Meeting of Shareholders of NBTF to be held at 48 N. South Street, Wilmington, Ohio, on April 22, 2003, at 9:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by a later dated proxy received by NBTF before the Proxy is exercised or by giving notice of revocation to NBTF in writing before the Annual Meeting or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the election of S. Craig Beam, Darleen M. Myers, Robert A. Raizk and Janet M. Williams as directors of NBTF for terms expiring in 2005;

     FOR the adoption of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc. (the "New Articles"), attached to this Proxy Statement as Exhibit A, in its entirety. In connection with the vote upon the adoption of the New Articles, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy, or, in the absence of specific voting instructions on the Proxy, will be voted:

          FOR the adoption of provisions in the New Articles expanding indemnification to directors and executive officers;

          FOR the adoption of provisions in the New Articles restricting the removal of directors and requiring a vote of disinterested shares to eliminate the classification of directors;

          FOR the adoption of provisions in the New Articles changing the timing for submitting nominations of directors; and

          FOR the adoption of technical changes to and removal of obsolete provisions from the Second Amended and Restated Articles of NB&T Financial Group, Inc. (the "Current Articles"); and

     FOR the adoption of the Amended and Restated Code of Regulations of NBTF (the "New Regulations"), attached to this Proxy Statement as Exhibit B, in its entirety.

     Proxies may be solicited by the directors, officers and other employees of NBTF in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting, and such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by NBTF.

     Only shareholders of record as of the close of business on March 5, 2003 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share owned. NBTF's records disclose that, as of the Voting Record Date, there were 3,231,432 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of NBTF on or about March 29, 2003.

                                  VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under Ohio law, shares held by a nominee for a beneficial owner which are represented in person or by proxy but which are not voted ("non-votes") are counted as present for purposes of establishing a quorum. Shares as to which the authority to vote is withheld and non-votes are not counted toward the election of directors or toward the election of the individual nominees specified on the form of proxy. The four nominees receiving the greatest number of votes will be elected as directors. The vote of a majority of the outstanding common shares of NBTF is required to adopt the New Articles in their entirety and each of the provisions of the New Articles and to adopt the New Regulations. Abstentions and non-votes will have the effect of a vote against the adoption of the New Articles, each provision in the New Articles and the New Regulations. If a shareholder has signed and dated a proxy in the form of the enclosed Proxy, but has not marked a box on any one or more of the proposals, such shareholder's shares will be voted FOR each such proposal with no box marked.

     In compliance with the position of the Securities and Exchange Commission on the adoption of the New Articles, NBTF is asking shareholders to vote separately on four types of amendments to the Current Articles. In addition to a vote on the adoption of the New Articles, therefore, shareholders will have an opportunity to vote separately on each of the four proposals described later in this Proxy Statement related to the New Articles. However, none of the proposals related to the New Articles will be adopted unless all of the proposals receive the required vote for adoption. For example, if only two of the proposals related to the New Articles are approved by the affirmative vote of a majority of the outstanding shares, then none of the proposals will be adopted. Even the first proposal related to the New Articles, which is to adopt the New Articles in their entirety, will not be adopted unless that proposal and all of the other four proposals related to the New Articles are approved by the affirmative vote of a majority of the outstanding shares.

                       PROPOSAL ONE: ELECTION OF DIRECTORS


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to NBTF to own beneficially more than five percent of NBTF's outstanding common shares as of March 5, 2003:

                                                                           Percent of
     Name and Address                          Amount Beneficially       Common Shares
     of Beneficial Owner                            Owned (1)             Outstanding
     -------------------                       -------------------       -------------

     Janet M. Williams (2)                           374,196                 11.58%
     B. Anthony Williams Trust
     6172 U. S. 22 East
     Wilmington, Ohio 45177

     Brooke A. Williams                              182,242                  5.64
     325 West Sixth Ave.
     Columbus, Ohio 43201

     Dana L. Williams                                183,456                  5.68
     738 Kerr Street
     Columbus, Ohio 43215

     Lynn W. Cowan                                   181,898                  5.63
     4116 W. Franklin Street
     Richmond, Virginia 23221

     Beth Ellingwood                                 209,882                  6.50
     1127 Neil Ave.
     Columbus, Ohio 43201

     The National Bank and Trust Company (3)         811,896                 25.12
     48 N. South Street
     Wilmington, Ohio 45177

----------

(1) Except as indicated for the shares held by The National Bank and Trust Company (the "Bank"), the beneficial owner has sole voting and dispositive power.

(2) Janet M. Williams is a director of NBTF and the Bank. Of the 392,196 shares, 188,826 are held in the name of Mrs. Williams, and 185,370 are held by the B. Anthony Williams Trust, of which Mrs. Williams is the trustee.

(3) All of such shares are held by the Bank as Trustee, 655,333 of which are held as Trustee for the NB&T Financial Group, Inc., Employee Stock Ownership Plan (the "ESOP"). Pursuant to the ESOP, the Bank, as Trustee, has the power to vote in its sole discretion all ESOP shares that have not been allocated to the accounts of participants. At March 5, 2003, 122,074 shares had not been allocated. The Trustee may dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP or by law. The Bank also has sole voting, sole dispositive, and shared dispositive power with respect to 154,739, 84,291 and 200 shares, respectively, held as Trustee for various other trusts.

     The following table sets forth certain information with respect to the number of common shares of NBTF beneficially owned by each director of NBTF and each of the five highest paid executive officers of NBTF whose cash compensation for 2002 exceeded $100,000 and by all directors and executive officers of NBTF as a group as of March 5, 2003:

                                                    Amount and Nature of
                                                    Beneficial Ownership
                                                    --------------------
                                          Sole Voting and        Shared Voting and          Percent of Common
Name                                      Investment Power       Investment Power          Shares Outstanding
----                                      ----------------       ----------------          ------------------
S. Craig Beam                                  10,628                   7,644                      0.60%
Charles L. Dehner                              57,339 (1)              37,354 (2)                  2.93
Daniel A. DiBiasio                                 53                      -0-                       --
James W. Foland                                14,210                      -0-                     0.44
G. David Hawley                                 1,000                     414                      0.04
Georgia H. Miller                               1,130                     752                      0.06
Darleen M. Myers                                8,748                      -0-                     0.27
Robert A. Raizk                                14,468                      -0-                     0.45
Timothy L. Smith                               65,928 (3)              46,603 (4)                  3.45
Janet M. Williams                             374,196                      -0-                    11.58
Stephen G. Klumb                               13,550 (5)               1,792 (6)                  0.47
Andrew J. McCreanor                             9,082 (7)              16,841 (8)                  0.80
Howard T. Witherby                             10,808 (9)              29,197 (10)                 1.24
All directors and executive officers of       586,054 (11)            160,270                     22.65
 NBTF as a group (15 persons)

--------------------

(1) Includes 3,900 shares that may be acquired currently upon the exercise of options.

(2) Consists of shares allocated to Mr. Dehner's ESOP account, with respect to which Mr. Dehner has voting but not investment power.

(3) Includes 31,126 shares that may be acquired currently upon the exercise of options.

(4) Includes 43,117 shares allocated to Mr. Smith's ESOP account, with respect to which Mr. Smith has voting but not investment power.

(5) Includes 10,800 shares that may be acquired currently upon the exercise of options.

(6) Includes 1,662 shares allocated to Mr. Klumb's ESOP account, with respect to which Mr. Klumb has voting but not investment power.

(7) Includes 8,040 shares that may be acquired currently upon the exercise of options.

(8) Includes 16,498 shares allocated to Mr. McCreanor's ESOP account, with respect to which Mr. McCreanor has voting but not investment power.

(9) Includes 5,650 shares that may be acquired currently upon the exercise of options.

(10) Includes 28,577 shares allocated to Mr. Witherby's ESOP account, with respect to which Mr. Witherby has voting but not investment power.

(11) Includes 4,380 shares that may be acquired currently upon the exercise of options by an executive officer of the Bank not named in this table who may be deemed to act as an officer of NBTF.

                               BOARD OF DIRECTORS

Election of Directors

     The Current Articles of NBTF provide for a Board of Directors consisting of not less than seven nor more than eleven directors, such number to be fixed or changed by the Board of Directors or the shareholders. The Board of Directors has reduced the number of directors from 10 to 9, with the reduction to be effective with the election of directors at the Annual Meeting and in the class of directors whose terms expire at the time of the Annual Meeting. The directors are divided into two classes, each class serving for a two-year period. Thus, four directors are to be elected at the Annual Meeting.

     In accordance with Section 8.04 of the Current Articles of NBTF, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for directors if such shareholder makes a timely notice to the Secretary of NBTF. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of NBTF not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than thirty-five days' notice or prior public disclosure of the date of the meeting is given or made to shareholders of an annual meeting held on a date other than the date fixed by the Code of Regulations of NBTF, notice by the shareholder must be received not later than the close of business on the seventh day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of NBTF that are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of NBTF that are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of NBTF, if elected.

     The Board of Directors proposes the election of the following persons to terms which will expire in 2005:

                                                                       Director
         Name                      Age    Position(s) Held               Since
         ----                      ---    ----------------             --------

         S. Craig Beam             51     Director                       1990

         Darleen M. Myers          70     Director                       1995

         Robert A. Raizk           48     Director                       1995

         Janet M. Williams         63     Director                       1999


     If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                        Director       Term
Name                     Age       Position(s) Held                       Since      Expires
----                     ---       ----------------                     --------     -------

Charles L. Dehner         55       Director                                1989         2004

Daniel A. DiBiasio        53       Director                                2001         2004

G. David Hawley           55       Director                                2000         2004

Georgia H. Miller         63       Director                                1990         2004

Timothy L. Smith          52       Director, Chairman of the Board,        1989         2004
                                   Chief Executive Officer and
                                   President of NBTF and the Bank

     Charles L. Dehner was the Executive Vice President of NBTF from 1993 until January 2003, Treasurer of NBTF from 1984 until January 2003 and Executive Vice President of the Bank from 1991 until January 2003. Mr. Dehner was Senior Vice President and Controller of the Bank from 1988 to 1991.

     Daniel A. DiBiasio has been the President of Wilmington College since 1995. Dr. DiBiasio holds numerous leadership positions in statewide and national higher education organizations, including the Ohio Foundation of Independent Colleges, the Association of Independent Colleges and Universities of Ohio, the Greater Cincinnati Consortium of Colleges and Universities and the NCAA Division III President's Council. He is also a member of the noon Rotary Club of Wilmington and an Ohio Reads volunteer at Holmes Elementary School.

     G. David Hawley has been the Minister of the Presbyterian Church of Wilmington for 24 years. In addition, he has been a director and the Secretary of Hutchins-Rhodes Corporation, a real estate development company in Wilmington, for six years, and he served on the Board of Directors of Liberty Savings Bank in Wilmington from 1991 until March 2000.

     Georgia H. Miller, formerly Manager of Volunteer Services and Patient Representative for Clinton Memorial Hospital, retired in 1993. Ms. Miller serves as a volunteer for Clinton Memorial Hospital Auxiliary and is a guardian ad litem for the Juvenile Court of Clinton County. Ms. Miller is also a member of the Board of Habitat for Humanity and a member of the Board of Trustees of Southern State Community College.

     Timothy L. Smith has been the President and Chief Executive Officer of NBTF and the Bank since 1989 and the Chairman of the Board of both NBTF and the Bank since May 2000. From July 1988 until October 1989, Mr. Smith was a Senior Vice President and Senior Loan Officer of the Bank. He is also Chairperson of Chatfield College.

     S. Craig Beam has been the President of Six-B, Inc. since 1999. Prior to that, he was President of Melvin Stone Company from 1989 to 1999 and served as General Manager before being elected President. Mr. Beam is also a Trustee of Wilmington College, and is involved in the thoroughbred horse business.

     James W. Foland, the Secretary of NBTF, was employed by the Bank from 1956 until his retirement as Senior Vice President in 1983. Mr. Foland will be retiring as a Director of NBTF and the Bank when his term expires in April 2003.

     Darleen M. Myers is a Clinton County Commissioner. From 1993 to 1994, Ms. Myers served as the Director of the Rainbow Village Child Day Care Center, and from 1976 to 1993, she was an Extension Agent for The Ohio Cooperative Extension Services. Ms. Myers is also a member of the Wilmington College Board of Trustees.

     Robert A. Raizk has been the President and Chief Executive Officer of The Wilmington Iron & Metal Co., Inc., since August 1990. From 1985 to 1990, Mr. Raizk was a commercial real estate broker with The Tipton Group, Inc.

     Janet M. Williams has been self-employed in agribusiness for the past seven years.

Meetings of Directors

     The Board of Directors of NBTF met 13 times for regularly scheduled and special meetings during the year ended December 31, 2002. Each director attended at least 75% of the meetings of the Board of Directors during 2002.

     Each director of NBTF is also a director of the Bank. The Board of Directors of the Bank met 13 times for regularly scheduled and special meetings during the year ended December 31, 2002.

Committees of Directors

     The Board of Directors of NBTF has an Audit Committee. The Board of Directors of the Bank has a Trust Policy Committee and a Compensation Committee.

     The Audit Committee is responsible for overseeing NBTF's and the Bank's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit NBTF's financial statements. For a more complete description of the Audit Committee's responsibilities, see "AUDIT COMMITTEE REPORT." The members of the Audit Committee are Messrs. DiBiasio, Foland, Hawley and Raizk and Mmes. Miller and Myers. The Audit Committee met four times in 2002. The Audit Committee was a committee of the Bank in 2002, but was re-designated as a committee of NBTF in March 2003.

     The Trust Policy Committee is responsible for the review of the administration, policies, investment holdings, investment performance, operating results, earnings, conduct and reports of examinations and audits of the Trust Department. The members of such committee are Messrs. Beam, Dehner and Smith and Ms. Williams. The Trust Policy Committee met 10 times during 2002.

     The Compensation Committee recommends annually to the full Board of Directors the compensation for the Bank's executive officers. The members of the Compensation Committee are Messrs. Beam, DiBiasio, Foland, Hawley and Raizk and Mmes. Miller, Myers and Williams. The Compensation Committee met once in 2002.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Foland and Smith, the following persons are executive officers of the Bank. Those who are executive officers only of the Bank may be deemed to participate in policy making for NBTF:

Name                       Age          Positions Held During Last Five Years
----                       ---          -------------------------------------
Craig F. Fortin            42           Senior Vice President, Chief Financial Officer of NBTF
                                        since January 2003; Senior Vice President, Chief
                                        Financial Officer and Cashier of the Bank since
                                        December 2002; Chief Financial Officer of Cornerstone
                                        Bank in Springfield, Ohio, from February 1999 to
                                        December 2002; Chief Financial Officer of The Ohio Bank
                                        in Findlay, Ohio, from November 1991 to February 1999

Stephen G. Klumb           53           Senior Vice President, Senior Loan Officer of the Bank
                                        since June 1998; prior to June 1998, Executive Vice
                                        President and Chief of Staff of American Energy
                                        Resources, Inc.

Andrew J. McCreanor        53           Executive Vice President of the Bank since November
                                        2002; formerly Senior Vice President, Customer
                                        Relations of the Bank from January 1997 to November
                                        2002; from October 1992 to January 1997, Director of
                                        Marketing and Customer Service of the Bank

Walter H. Rowsey           54           Senior Vice President, Branch Administrator of the Bank
                                        since September 1993; formerly Vice President, Loan
                                        Division Manager of the Bank

Howard T. Witherby         47           Senior Vice President, Operations Division Manager of
                                        the Bank since October 1992; formerly Vice President of
                                        the Bank

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table presents certain information regarding the cash compensation received by the five executive officers of NBTF or the Bank whose cash compensation was the highest and exceeded $100,000 during the fiscal years ended December 31, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                              Long-Term
                                                                                            Compensation
                                                                                           --------------
                                                     Annual Compensation (1)                   Awards
                                      --------------------------------------------------------------------
                                                                                             Securities
                                                                          Other Annual       Underlying        All Other
Name and Principal Position            Year     Salary($)    Bonus($)  Compensation($)(3)  Options/SARs(#)  Compensation($)
---------------------------------------------------------------------------------------------------------------------------

Timothy L. Smith                       2002    $261,687 (2)  $173,359       $      -          6,000/-0-      $ 126,610 (4)
   Chief Executive Officer,            2001     240,500 (2)    94,295              -          6,000/-0-         19,027 (5)
   President of NBTF                   2000     224,381 (2)     2,070              -          5,200/-0-         19,309 (5)
   and Bank

Charles L. Dehner                      2002     174,632 (2)    86,625            600          5,000/-0-         52,000 (4)
   Treasurer, Executive Vice           2001     159,973 (2)    54,159            611          6,000/-0-         19,162 (6)
   President of NBTF,                  2000     149,385 (2)     2,070            611          3,500/-0-         20,973 (7)
   Executive Vice President of Bank

Stephen G. Klumb                       2002     130,820        38,430              -          3,000/-0-          7,154 (4)
   Senior Vice President,              2001     124,000        26,784              -          3,000/-0-         17,472 (6)
   Senior Loan Officer of Bank         2000     117,700         2,070            724          2,500/-0-         19,804 (7)

Andrew J. McCreanor                    2002     113,596        31,547              -          3,000/-0-          6,936 (4)
   Executive Vice President of Bank    2001     100,000        22,245              -          3,000/-0-         11,448 (6)
                                       2000      94,250             -             63          2,500/-0-         14,751 (7)

Howard T. Witherby                     2002     103,400        29,324              -          3,000/-0-          6,159 (4)
   Senior Vice President of Bank       2001      98,300        22,891              -          3,000/-0-         11,548 (6)
                                       2000      93,800         2,850            417          2,500/-0-         15,580 (7)

---------------

(1) Cash compensation does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to NBTF and the Bank of providing such benefits to each of the executive officers listed above during the years ended December 31, 2002, 2001 and 2000, was less than 10% of the officer's cash compensation, and such cost for all executive officers as a group was less than 10% of the group's aggregate cash compensation.

(2) Includes directors fees of $9,125, $8,500 and $7,500 for Mr. Smith and $9,625, $8,125 and $7,500 for Mr. Dehner in 2002, 2001 and 2000,
     respectively.

(3) Consists of amounts reimbursed to such executive officers for taxes paid on whole life insurance premiums paid for the benefit of such executive officers.

(4) Consists of accruals for the supplemental executive retirement plan of $121,860 for Mr. Smith and $45,606 for Mr. Dehner; NBTF's matching contributions to the 401(k) plan accounts of $4,750, $4,750, $4,354, $4,136 and $3,359 for Messrs. Smith, Dehner, Klumb, McCreanor and Witherby, respectively; and premiums in the amount of $1,664, $2,800, $2,800 and $2,800 on whole life insurance for the benefit of Messrs. Dehner, Klumb, McCreanor and Witherby, respectively.

(5) Consists of the aggregate value at the date of allocation of allocations to Mr. Smith's ESOP account for 2001 and the $14,982 value at the date of allocation of allocations to Mr. Smith's ESOP account and the $14,984 NBTF matching contribution to Mr. Smith's 401(k) plan account for 2000.

(6) Consists of NBTF's matching contributions to the 401(k) plan accounts of $4,187 and $3,769 for Messrs. Dehner and Klumb, respectively; premiums in the amounts of $1,664, $2,800, $2,800 and $2,800 on whole life insurance for the benefit of Messrs. Dehner, Klumb, McCreanor and Witherby, respectively; and $13,311, $10,903, $8,648 and $8,748 representing the aggregate value at the date of allocation of allocations to the ESOP accounts of Messrs. Dehner, Klumb, McCreanor and Witherby, respectively.

(7) Consists of NBTF's matching contributions to the 401(k) plan accounts of $4,325, $4,138, $3,056 and $3,751 for Messrs. Dehner, Klumb, McCreanor and Witherby, respectively; premiums in the amounts of $1,644, $2,625, $1,420 and $1,754 paid on whole life insurance for the benefit of Messrs. Dehner, Klumb, McCreanor and Witherby, respectively, and $14,984, $13,041, $10,275 and $10,075 representing the aggregate value at the date of allocation of allocations to the ESOP accounts of Messrs. Dehner, Klumb, McCreanor and Witherby, respectively.

     The following table sets forth information regarding all grants of options to purchase NBTF common shares made to Messrs. Smith, Dehner, Klumb, McCreanor and Witherby during 2002. Each of such options, which are not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, has a term of 10 years and becomes exercisable one-fifth per year over a five-year period.

                                       Aggregated Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Alternative to (f) and
                                             Individual Grants                                          (g) Grant Date Value (#)(1)
------------------------------------------------------------------------------------------------------  ---------------------------
                       Number of Securities      % of Total Options/
                      Underlying Options/SARs      SARs Granted to       Exercise or Base   Expiration          Grant Date
Name                        Granted (#)        Employees in Fiscal Year   Price ($/share)      Date            Present Value
----                  -----------------------  ------------------------  ----------------   ----------         -------------
Timothy L. Smith             6,000/-0-                    16%                  $20.50        3/19/2012            $9,720
Charles L. Dehner            5,000/-0-                    14                    20.50        3/19/2012             8,100
Stephen G. Klumb             3,000/-0-                     8                    20.50        3/19/2012             4,860
Andrew J. McCreanor          3,000/-0-                     8                    20.50        3/19/2012             4,860
Howard T. Witherby           3,000/-0-                     8                    20.50        3/19/2012             4,860

------------

(1) The grant date present value was determined using a Black-Scholes option pricing model and does not necessarily reflect the value that may be realized upon the exercise of the options.

     The following table sets forth information regarding the number and value of unexercised options held at December 31, 2002, by Messrs. Smith, Dehner, Klumb, McCreanor and Witherby:

                Aggregated Option/SAR Exercises In Last Fiscal Year and 12/31/02 Option/SAR Values
                ----------------------------------------------------------------------------------

                                                     Number of Securities Underlying   Value of Unexercised In-
                                                       Unexercised Options/SARs at     the-Money Options/SARs at
                                                               12/31/02 (#)                   12/31/02 (1)
                      Shares Acquired     Value
Name                  on Exercise (#)  Realized($)      Exercisable/Unexercisable      Exercisable/Unexercisable
----                  ---------------  -----------      -------------------------      -------------------------

Timothy L. Smith             -0-        $     -0-             28,886/15,320                 $ 269,475/42,600
Charles L. Dehner          7,000           53,970              9,400/13,100                    53,750/40,100
Stephen G. Klumb             -0-              -0-               9,700/9,300                     3,450/21,300
Andrew J. McCreanor          -0-              -0-               6,940/7,500                    47,009/21,300
Howard T. Witherby         2,000           17,600               4,550/7,550                    22,659/21,300

---------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of NBTF's common shares on December 31, 2002, of $23.00 per share, as determined by the Board of Directors. No established market for NBTF's common shares existed at December 31, 2002, NBTF's common shares are not traded on any securities exchange and the prices at which its shares are traded are not quoted by a national quotation service.


Director Compensation

     NBTF does not pay director's fees. Each director of NBTF who is not a full-time employee of the Bank currently receives for services as a director of the Bank a fee of $7,200 each year and $650 for each meeting of the Board of Directors attended. Directors of the Bank who are full-time employees of the Bank receive $4,000 each year and $500 for each meeting of the Board of Directors attended.

Compensation Committee Report

     NBTF is a bank holding company which directly owns all of the outstanding capital stock of the Bank. NBTF's business consists primarily of the business of the Bank. The financial results of NBTF depend primarily upon the Bank's financial results.

     The Compensation Committee of the Board of Directors of the Bank (the "Committee") is composed exclusively of non-employee directors. The Committee's philosophy is to tie executive compensation to the achievement of the Bank's goals and the resulting performance of NBTF. The Committee reviews executive performance and compensation and makes recommendations to the full Board of Directors of the Bank for approval.

     The Committee's goal is to accomplish the following specific objectives through the use of base salary and incentive plans:

     (1) Motivate personnel to perform and succeed according to the goals outlined in the Bank's annual business plan;
     (2) Retain key personnel critical to the long-term success of the Bank; and
     (3) Utilize incentive plans, such as stock options, that reward executives for corporate success and align the interests of management with those of the shareholders;

     Base Salary. Base Salary is the foundation of the Bank's compensation program, providing income on which the executive can rely, but which is not so large as to eliminate the executive's motivation to work hard to increase shareholder value. An executive's base salary is directly related to his or her position, job responsibilities, performance and contribution to the Bank's success. The Committee reviews peer group information with respect to compensation and company performance on a regional and national basis to ensure salaries are competitive and in line with the industry.

     Incentive Plan. The Bank also has an incentive compensation plan pursuant to which awards are based on the Bank's achievement of predetermined goals relating to return on average equity and return on average assets, and on the participant's achievement of goals relating to his or her individual contributions to the Bank. Threshold, target and maximum goals for corporate performance are generally established at the beginning of each fiscal year.

     All awards are established as a percentage of each participant's base salary. Awards differ due to the contribution of the individual to the Bank's success. Participants (except the Chief Executive Officer) earn awards by achieving individual goals and assisting in achieving the Bank's goals. The more control and influence a participant has on either individual goals or Bank goals, the greater the participant's weighting on that particular factor. The Chief Executive Officer's incentive plan awards are based solely on the achievement of the Bank's goals.

     If individual goals are achieved but the Bank fails to achieve its goals, no incentive award will be made to any participant.

     Stock Options. The Committee annually reviews the appropriateness of granting stock options to senior management. The purposes of this long-term incentive compensation are to provide an incentive to officers and key employees to promote the success of the business and thereby increase shareholder value, and to attract and retain the best available personnel. The Committee grants options based on an individual's performance and contribution to the Bank's success. All options granted to date have a term of 10 years and may be first exercised to the extent of one-fifth each year for the first five years after the date of grant.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits a publicly-held corporation, such as NBTF, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer and the four most highly compensated officers of the corporation other than the chief executive officer at the close of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation."

     An option award must meet several requirements to qualify as "performance-based compensation." NBTF has determined that the options to purchase NBTF currently outstanding will not qualify for exemption from the $1 million limit. Neither NBTF nor the Bank has a policy requiring that all compensation payable in 2003 and thereafter to the covered officers be deductible under Section 162(m). The Board of Directors of both companies will, however, continue to consider carefully the after-tax cost and value to NBTF and the Bank of all compensation.

     Retirement Compensation. NBTF has adopted a number of benefit plans designed to protect the income of officers of NBTF or the Bank upon their retirement or death or a termination of employment in connection with a change in control of NBTF. First, NBTF has a 401(k) plan to which it makes contributions matching a certain percentage of the contributions by each employee of NBTF or the Bank, including officers. NBTF also has an employee stock ownership plan that allocates shares of NBTF to accounts of all employees proportionately on the basis of their other compensation. Finally, in 2002, NBTF adopted the NB&T Financial Group, Inc., Supplemental Executive Retirement Plan (the "SERP"), which provides benefits for certain executive officers of NBTF in the event of the termination of their employment with NBTF and the Bank for any reason other than termination by NBTF of the Bank for cause, as defined in the SERP.

     Agreements pursuant to the SERP have been executed with Mr. Smith and Mr. Dehner. Under the agreement with Mr. Smith, if his employment is terminated on or after reaching the age of 55, Mr. Smith will be paid quarterly payments for a period of twenty years after he terminates employment with NBTF. If he terminates employment after the age of 55 but before the age of 57, Mr. Smith will be entitled to payments equal to $75,000 each year. If Mr. Smith's employment terminates after he reaches the age of 57, he will be entitled to payments equal to $85,000 each year. Upon a change in control of NBTF before Mr. Smith reaches age 55, the benefits become vested as if he were 55. Upon a change in control of NBTF after Mr. Smith reaches age 55 but before he reaches age 57, Mr. Smith's benefits will become vested as if he had reached age 57. NBTF also executed a SERP participation agreement with Mr. Dehner, who retired in January 2003.

Mr. Dehner is entitled to payments equal to $25,000 each year for four years commencing on January 1, 2004. The amounts accrued for each of Mr. Smith and Mr. Dehner during 2002 are reflected in the Summary Compensation Table and set forth in the footnotes to that table. The SERP is designed to provide incentive for the covered officers to remain with NBTF and to act in the best interests of NBTF and its shareholders with the knowledge that their income will be protected in the case of certain life-changing events.

     CEO Compensation. Timothy L. Smith has been the President and the Chief Executive Officer ("CEO") of NBTF since October 1989. The Committee used the executive compensation policy described above to determine Mr. Smith's compensation.

     In setting the base salary, cash incentive award and amount of stock options, the Committee made an overall assessment of Mr. Smith's leadership in achieving the Bank's long-term strategic and business goals. The Bank achieved its corporate goals, including those related to return on equity and return on assets, and Mr. Smith was determined to have contributed substantially to the Bank's success.

             Compensation Committee

     S. Craig Beam      Georgia H. Miller
     James W. Foland    Darleen M. Myers G.
     David Hawley       Robert A. Raizk

Compensation Committee Interlocks and Insider Participation

     The Board of Directors of the Bank has a Compensation Committee whose members are Messrs. Beam, Foland, Hawley and Raizk and Mmes. Myers and Miller. None of such persons are employees of the Bank or NBTF.

Performance Graph

     The following line graph compares the yearly percentage change in NBTF's cumulative total shareholder return against the cumulative return of The Nasdaq National Market, and an index of banks with total assets of $500 million to $1 billion. The graph assumes the investment of $100 on December 31, 1997. Cumulative total shareholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of NBTF's common shares at the end and at the beginning of the measurement period; by (ii) the price of NBTF's common shares at the beginning of the measurement period.

                           NB&T Financial Group, Inc.

                                    [GRAPH]

Index                                12/31/97    12/31/98    12/31/99   12/31/00    12/31/01    12/31/02
---------------------------------------------------------------------------------------------------------
NB&T Financial Group Inc.              100.00      140.47      143.93      90.36      111.07      139.58
NASDAQ - Total US*                     100.00      140.99      261.48     157.42      124.89       86.33
SNL $500M-$1B Bank Index               100.00       98.32       91.02      87.12      113.02      144.30

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003.

Used with permission. All rights reserved. crsp.com.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank occasionally makes loans of various types to directors, officers and employees of the Bank. Loans are offered to all employees of the Bank, including executive officers, at an interest rate that is 25 basis points less than the rate offered on similar loans to others. All loans outstanding to executive officers during 2002 were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Loans to non-employee directors outstanding during the last year were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers and did not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, NBTF's directors and executive officers and persons holding more than ten percent of the common shares of NBTF are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and NBTF. The SEC has established specific due dates for such reports. Based upon a review of such reports, NBTF must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Ms. Meyers filed a Form 4 late reporting one purchase of NBTF shares.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of The National Bank and Trust Company is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing NBTF's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit NBTF's financial statements. The Board of Directors has adopted a Charter to set forth the responsibilities of the Audit Committee. A copy of the Charter is attached to this Proxy Statement as Exhibit C.

     The Audit Committee received and reviewed the report of BKD, LLP ("BKD") regarding the results of their audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of NBTF. A representative of BKD also discussed with the Audit Committee the independence of BKD from NBTF, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended and supplemented. Discussions between the Audit Committee and the representative of BKD included the following:

     . BKD's responsibilities in accordance with generally accepted auditing standards
     . The initial selection of, and whether there were any changes in, significant accounting policies or their application
     .    Management's judgments and accounting estimates
     . Whether there were any significant audit adjustments or uncorrected misstatements determined by management to be immaterial
     .    Whether there were any disagreements with management
     .    Whether there was any consultation with other accountants
     . Whether there were any major issues discussed with management prior to BKD's retention
     .    Whether BKD encountered any difficulties in performing the audit
     .    BKD's judgments about the quality of NBTF's accounting principles
     . BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the SEC.

     Submitted by the Audit Committee:

     Daniel A. DiBiasio         James W. Foland
     G. David Hawley            Georgia H. Miller
     Darleen M. Myers           Robert A. Raizk


                                    AUDITORS

     On March 19, 2002, NBTF, with the approval of the Board of Directors, decided to change NBTF's independent public auditors from J.D. Cloud, LLP ("J.D. Cloud"), to BKD, LLP ("BKD"). J.D. Cloud served as NBTF's independent certified public accountants from 1982 through the fiscal year ended December 31, 2001. The Board of Directors' decision to engage BKD is based on BKD's service and commitment toward serving financial institutions of NBTF's size and activities. J.D. Cloud's reports on the consolidated financial statements of NBTF for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and the interim period through March 19, 2002, there have not been any disagreements between NBTF and J.D. Cloud on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

     BKD has been engaged as NBTF's independent certified public accountants effective March 19, 2002. Prior to BKD's engagement, NBTF had not requested or obtained any advice from BKD concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on NBTF's consolidated financial statements.

     Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees

     BKD billed NBTF $70,000 for professional services in connection with the audit of NBTF's annual financial statements and the review of financial statements included in NBTF's Forms 10-Q during 2002.

Financial Information Systems Design And Implementation Fees

     During the 2002 fiscal year, neither J.D. Cloud nor BKD performed professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to NBTF's financial statements.

All Other Fees

     During fiscal year 2002, NBTF and the Bank were billed $43,285 in fees for services rendered by J.D. Cloud and $39,455 in fees for services performed by BKD for all accounting services other than the services discussed in "AUDIT FEES" or "FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES." The Audit Committee has determined that the provision of these additional services is compatible with maintaining each auditor's independence.

                 PROPOSAL TWO: AMENDMENT OF THE ARTICLES OF NBTF

     The Board of Directors recommends that the shareholders adopt each of the five proposals related to the New Articles. The first of these proposals is to adopt the New Articles in their entirety, and the other four proposals are to adopt specific provisions of the New Articles. Each of these provisions is described in detail below. None of the proposals related to the New Articles, including the first proposal to adopt the New Articles in their entirety, will be adopted unless all five of the proposals related to the New Articles are approved by the affirmative vote of the holders of a majority of the outstanding shares.

Adoption of the New Articles in their Entirety

     The New Articles include several changes, including (1) the expansion of indemnification of directors and officers of NBTF; (2) provisions that directors can be removed only for cause and that the classification of directors can be eliminated only with an affirmative vote of disinterested shares, as required by changes in Ohio law applicable to NBTF; (3) changes in the time for submitting nominations for directors; and (4) technical changes and the removal of obsolete provisions.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the New Articles, as attached hereto as Exhibit A, in their entirety. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., in substantially the form attached to the Proxy Statement of NBTF dated March 19, 2003, as Exhibit A, be, and they hereby are, adopted to supersede and take the place of the Second Amended and Restated Articles of NB&T Financial Group, Inc., as amended; provided, however, that the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., shall not be adopted to supersede the Second Amended and Restated Articles of NB&T Financial Group, Inc., as amended, if any of the proposals related to the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Indemnification of Directors and Officers

     The New Articles modify the indemnification provisions that provide protection to the directors and officers of NBTF in making decisions relating to matters affecting the interests of NBTF, including takeover proposals. Under both the Current Articles and the New Articles, directors and officers are entitled to advancements for expenses and reimbursement for any costs, judgments, fines and amounts paid in settlement in connection with their actions as representatives of NBTF. Under the Current Articles, directors and officers are entitled to be indemnified by NBTF as long as they have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of NBTF. Under the New Articles, directors and officers are entitled to indemnification from NBTF as long as the act or omission giving rise to any claim for indemnification was not occasioned by an intent to cause injury to NBTF or by the reckless disregard for the best interests of NBTF. Article Twelfth of the New Articles also contains a change to conform the New Articles to Ohio General Corporation Law by adding Section (B), which requires a director or officer to agree to cooperate with NBTF concerning any action, suit or proceeding for which such director or officer seeks an advancement of expenses.

     The Board of Directors may be deemed to have a conflict of interest in recommending the adoption of the new indemnification provisions by the shareholders. If the members of the Board of Directors are sued in their capacity as directors, they may be able to limit their liability by taking advantage of the new indemnification provisions and the provisions of the Ohio General Corporation Law. The Board of Directors believes, however, that the broad right of indemnification is necessary to encourage and retain capable persons to serve as directors. The quality of a corporation's board of directors is a major factor in its long-term success, and any steps which improve the capacity of a corporation to attract and retain the best possible directors is of considerable value to the shareholders. The Board of Directors also believes that the broad right of indemnification and limitations upon directors' liability for monetary damages are necessary to promote the desirable end that directors will resist vigorously what they consider unjustified suits and claims brought against them in their representative capacities.

     The Board of Directors recognizes that, despite any provision in the New Articles to the contrary, NBTF's ability to indemnify directors and officers pursuant to the New Articles, or pursuant to any indemnification agreement, at all times would be subject to federal and state public policy limitations, which may prevent indemnification. The Board of Directors believes that public policy would prevent indemnification for egregious and intentional wrongdoing, such as self-dealing or willful fraud. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted under the indemnification provisions of the New Articles, NBTF understands that the Securities and Exchange Commission believes such indemnification is against public policy and is, therefore, unenforceable.

     NBTF is not aware of any current or past indemnification or liability issues that will or could be presented to NBTF in the event that Article Twelfth of the New Articles is adopted.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Articles expanding the indemnification available to directors and officers of NBTF. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that Article Twelfth of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., be, and it hereby is, adopted.

Removal and Classification of Directors

     The Current Articles provide that the directors of NBTF shall be divided into two classes, with the terms of one half, or as close to one half as possible, of the directors expiring each year. Each director shall be elected for a two-year term. The Current Articles also provide that all of the directors or any individual director may be removed from office by the shareholders, with or without assigning any cause, by a vote of the shareholders representing 80% of the voting power of NBTF.

     The Ohio Revised Code has been amended to provide that if the board of directors of an Ohio corporation with certain characteristics, such as NBTF, is classified, a director may be removed only for cause. Moreover, the Ohio Revised Code now requires that for the shareholders to amend NBTF's articles to change or eliminate the classification of directors, in addition to the vote otherwise required to amend the articles, the amendment must be adopted by the affirmative vote of at least a majority of the "disinterested shares" voting on the proposal. Disinterested shares means, with respect to NBTF, all NBTF shares beneficially owned by any person not an "interested shareholder." With respect to NBTF, interested shareholder is defined as a person who, with certain limited exceptions, is the beneficial owner of a sufficient number of shares of NBTF that, when added to all other shares of NBTF in respect of which such person may exercise voting power, would permit that person, alone or with others, to exercise or direct the exercise of ten percent of the voting power of NBTF, after taking into account all of that person's beneficially owned shares that are not currently outstanding (including, for example, shares such person has the right to acquire upon the exercise of an option).

     Because Ohio law now prohibits the removal of NBTF's directors without cause and the elimination of the classification of directors without the required vote, the Board of Directors of NBTF recommends that the shareholders of NBTF adopt provisions in the New Articles that will make the New Articles consistent with those provisions of the Ohio Revised Code. The removal of directors only for cause and the new vote requirement for the elimination of the classification of directors will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by the removals with its nominees and also will reduce the power of shareholders, even those with a majority interest in NBTF, to remove incumbent directors or more quickly replace incumbent directors by eliminating the classification of directors. The Board of Directors believes that these provisions of Ohio law enhance the likelihood of continuity with the Board of Directors, thereby facilitating long-range planning in the best interests of the shareholders, although continuity has not been a problem for NBTF in the past.

     Other provisions of the Current Articles and Current Regulations of NBTF may also have the effect of deterring non-negotiated changes in control of NBTF. Those provisions have not been changed by Ohio law and will not be changed in the New Articles or the New Regulations. Those provisions include the following:

     . The Board of Directors has the authority to issue additional common shares of NBTF. An issuance of additional shares might make an acquisition of NBTF unattractive to a potential acquiror.

     . The Board of Directors has the authority to issue preferred shares with voting rights that could be voted against a takeover opposed by management and dividend and other rights that might make an acquisition of NBTF unattractive to a potential acquiror.

     . Shareholders may not cumulate their votes in the election of directors.

     . Certain actions by the shareholders require a vote of 80% of the voting power of NBTF if the action is not recommended by the Board of Directors, including a merger or a sale of substantially all of the assets of NBTF, a proposal by a shareholder to change the number of directors or an amendment to the New Articles.

     Ohio law also requires certain notice procedures to be followed and shareholder votes to be obtained for acquisitions of certain percentages of the outstanding shares of NBTF or mergers not approved by the Board of Directors. Those provisions of Ohio law have not been changed and will not be affected by the New Articles.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Articles restricting the removal of directors and eliminating the classification of the directors. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that Sections 8.01 and 8.03 of Article Eighth of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., in substantially the form attached to the Proxy Statement of NB&T Financial Group, Inc., dated March 19, 2003, as part of Exhibit A (the "New Articles"), be, and they hereby are, adopted; provided, however, that Sections 8.01 and 8.03 of Article Eighth of the New Articles shall not be adopted if any of the proposals related to the New Articles to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Nominations of Directors

     The directors also propose to change the deadline for submitting nominations for persons to serve as directors of NBTF. Under the Current Articles, if NBTF provides notice of the date of the annual meeting at least 35 days before the date of the annual meeting, nominations must be submitted to NBTF at least 60 days and no more than 90 days before the meeting. If notice is not provided 35 days in advance of the meeting, nominations may be submitted as late as seven days after the notice is mailed. As NBTF historically has mailed its notice less than 35 days before the date of the meeting, a nomination could be submitted less than three weeks before the date of the annual meeting of shareholders. The language proposed for the New Articles would require that nominations be submitted on or before the later of (i) the February 15th immediately preceding such annual meeting or (ii) the sixtieth day before the first anniversary of the most recent annual meeting of shareholders of NBTF held for the election of directors. The new provisions generally would ensure more time for the Board of Directors to consider a nomination and communicate with the nominee and the shareholder nominating the nominee without changing its historic practice with respect to its provision of the notice of the date of the meeting. The new provisions would, though, prevent last minute nominations of directors by individuals attempting to acquire control of NBTF if NBTF does not provide notice of the date of the meeting at least 35 days in advance of the meeting. As discussed previously in this proxy statement with respect to the removal of directors and elimination of the classification of the directors, there are other provisions of NBTF's Current Articles and Current Regulations that will not be changed in the New Articles or the New Regulations and that might be deterrents to non-negotiated changes of control of NBTF.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Articles changing the deadline for submitting nominations. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that Article Eighth, Section 8.04.A., of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., in substantially the form attached to the Proxy Statement of NB&T Financial Group, Inc., dated March 19, 2003, as part of Exhibit A (the "New Articles"), be, and it hereby is, adopted; provided, however, that Article Eighth, Section 8.04.A., of the New Articles shall not be adopted if any of the proposals related to the New Articles to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

Technical Amendments and Removal of Obsolete Provisions

     The Board of Directors is also recommending technical amendments to the Current Articles and the removal of provisions that are outdated or obsolete. The technical amendments include ensuring that provisions of the New Articles cannot be read to permit action that is not permitted by Ohio law. In addition, Article Eleventh of the New Articles has been amended in a manner that permits a shareholder to participate in the vote at a meeting by being present in person, being represented by a proxy or being present by communications equipment, which is permitted by Ohio law and will be expressly permitted by the New Regulations. This re-wording is not a modification of the previous vote requirement but merely eliminates language that might be deemed to imply that participation in a meeting by communications equipment is not permitted.

     The New Articles eliminate reference to phasing in the classification of the directors, which was completed in 1990. Finally, the Current Articles use the male gender for all pronouns. The New Regulations use both male and female pronouns or remove any gender reference.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the provisions in the New Articles making technical changes and removing obsolete provisions. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that all of the provisions of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., with the exception of the provisions to be voted on separately by the shareholders, in substantially the form attached to the Proxy Statement of NB&T Financial Group, Inc., dated March 19, 2003, as part of Exhibit A, be, and they hereby are, adopted; provided, however, that these provisions of the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., shall not be adopted if any of the proposals related to the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc., to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

                 PROPOSAL THREE: ADOPTION OF THE NEW REGULATIONS

     The Board of Directors recommends that the shareholders adopt the New Regulations. The Board of Directors is recommending several technical amendments to the Current Regulations and the removal of provisions that are outdated. The technical amendments include, but are not limited to, allowing meetings to be held by use of communications equipment, allowing shareholders to submit proxies electronically and permitting notices to be delivered by overnight mail. All of the technical amendments are permissible under Ohio law and have been deemed by the Board of Directors to be in the best interests of the shareholders. In addition, the Current Regulations use the male gender for all pronouns. The New Regulations correct this by using both male and female pronouns or by removing any gender reference.

     The Board of Directors recommends that the shareholders vote FOR the adoption of the New Regulations, attached hereto as Exhibit A, in their entirety. Accordingly, the shareholders of NBTF will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that the Amended and Restated Code of Regulations of NB&T Financial Group, Inc., in substantially the form attached to the Proxy Statement of NB&T Financial Group, Inc., dated March 19, 2003, as Exhibit B, be, and it hereby is, adopted to supersede and take the place of the existing Amended Code of Regulations of NB&T Financial Group, Inc., as amended.

     The following table briefly summarizes the material changes and some of the technical changes contained in the New Articles and the New Regulations.

PROVISIONS UNDER THE CURRENT ARTICLES AND REGULATIONS

1. Indemnification is provided to directors and officers who act in good faith and believing their action is in the best interests of NBTF and shareholders.

2. Directors may be removed, with or without cause, by a vote of 80% of the voting power of NBTF.

3. The classification of directors can be eliminated by the same vote required for any amendment of the Current Articles.

4. Nominations may be submitted until 60 days before the meeting or, if 35 days' notice of the meeting date is not provided, seven days after notice of the meeting is mailed or made public.

5. Shareholders may participate in meetings in person or by proxy.

6. Use of male gender pronouns such as "he," "his" and "him."

7. Proxies must be submitted in writing.

PROVISIONS UNDER THE NEW ARTICLES AND REGULATIONS

1. Indemnification is provided to directors and officers who do not act with intent to cause harm to the corporation or shareholders or with reckless disregard for their best interests.

2. Directors may be removed only for cause by the affirmative vote of a majority of the voting power of NBTF, as required by Ohio law..

3. The classification of directors can be eliminated only with an additional affirmative vote of a majority of the disinterested shares voting on the proposal, as required by Ohio law.

4. Nominations must be submitted by the later of the February 15th before a meeting or 60th day before the anniversary of the previous year's meeting.

5. Participation in meetings may be in person, by proxy or by the use of communications equipment.

6. Use of gender neutral pronouns or both male and female pronouns.

7. Proxies must be submitted in writing or by any other verifiable communication.

                PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in NBTF's proxy statement for the 2004 Annual Meeting of Shareholders should be sent to NBTF by certified mail and must be received by NBTF not later than November 28, 2003. In addition, if a shareholder intends to present a proposal at the 2004 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 13, 2004, then the proxies designated by the Board of Directors of NBTF for the 2004 Annual Meeting of Shareholders of NBTF may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors

March 19, 2003                                James W. Foland, Secretary

                                    EXHIBIT A

                           THIRD AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                           NB&T FINANCIAL GROUP, INC.

FIRST: The name of the corporation is NB&T Financial Group, Inc. (the "Corporation").

SECOND: The place in Ohio where the principal office of the Corporation is to be located is in the City of Wilmington, County of Clinton.

THIRD: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

FOURTH:

Section 4.01. The total number of authorized shares of the Corporation is six million one hundred thousand (6,100,000) shares, of which:

                  (a) six million (6,000,000), without par value, shall be a class of common shares designated "Common Stock;"

                  (b) fifty thousand (50,000), without par value, shall be of a class designated "Class A Preferred Shares;" and

                  (c) fifty thousand (50,000), without par value, shall be of a class designated "Class B Preferred Shares."

Section 4.02. The directors of the Corporation are authorized to provide for the issuance from time to time in one or more series of any number of authorized and unissued shares of Class A Preferred Shares and Class B Preferred Shares. The Directors of the Corporation are further authorized, subject to limitations prescribed by law and by the provisions of this Article Fourth, to adopt amendments to the Articles of Incorporation of the Corporation in respect of any unissued or treasury shares of the Class A Preferred Shares and the Class B Preferred Shares to fix or change the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. Subject to limitations prescribed by law, the authority of the directors with respect to each series shall include, but not be limited to, a determination of the following:

                  (a) the number of shares constituting that series and the distinctive designation of that series;

                  (b) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from what date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable on any other class or classes or series of shares;

                  (c) whether that series shall have conversion or exchange privileges and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

                  (d) whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (e) whether that series shall be entitled to the benefit of a purchase, retirement or sinking fund, and, if so, the extent to and manner in which such purchase, retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes and the terms and provisions relative to the operation of such fund or funds;

                  (f) the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or of any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding shares of the Corporation;

                  (g) the right of the shares of that series in the event of any voluntary or involuntary dissolution or winding up of the Corporation and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of shares; and

                  (h) such other rights, preferences and limitations as shall not be inconsistent with this Article Fourth.

Section 4.03. Each share of Common Stock shall entitle the holder thereof to one (1) vote for the election of directors and for all other purposes. Each Class A Preferred Share shall entitle the holder thereof to no votes for the election of directors or for any other purposes except as otherwise required by law. Each Class B Preferred Share shall entitle the holder thereof to ten (10) votes for the election of directors and for all other purposes. Except as specifically required by law or the Articles of Incorporation of the Corporation, all shares of the Corporation shall be voted together as a single class.

FIFTH: The directors of the Corporation shall have the power to cause the Corporation from time to time and at any time to purchase, hold, sell, transfer or otherwise deal with (a) shares of any class or series issued by it; (b) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert the same into shares of any class or series authorized by the Articles of Incorporation of the Corporation; and (c) any security or other obligation which may confer upon the holder thereof the right to purchase shares of any class or series authorized by the Articles of Incorporation of the Corporation. The Corporation shall have the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, shares of any class or series issued by the Corporation. The authority granted in this Article Fifth of the Articles of Incorporation of the Corporation shall not limit the plenary authority of the directors to purchase, hold, sell, transfer or otherwise deal with shares of any class or series, securities, or other obligations issued by the Corporation or authorized by the Articles of Incorporation of the Corporation.

SIXTH: No shareholder of the Corporation shall have, as a matter of right, the preemptive right to purchase or subscribe for shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other obligations convertible into or exchangeable for such shares or which by warrants or otherwise entitle the holders thereof to subscribe for or purchase any such shares.

SEVENTH: Shareholders shall not have the right to vote cumulatively in the election of directors.


EIGHTH:

Section 8.01. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than seven (7) nor more than eleven (11) directors, the exact number of directors to be determined from time to time by a resolution adopted by the affirmative vote of a majority of the entire Board of Directors in office or by the shareholders. The directors shall be divided into two (2) classes consisting of at least three (3) directors each. The total number of directors constituting the entire Board of Directors shall be apportioned among the classes as nearly equally as possible. The election of each class of directors shall be a separate election. Any amendment of the Articles of Incorporation of the Corporation to change or eliminate the classification of the directors shall be adopted by the shareholders of the Corporation only (a) at a meeting expressly held for that purpose, (b) by the affirmative vote of the shareholders as set forth in Article Eleventh for an amendment of the Articles of Incorporation of the Corporation and (c) by the affirmative vote of the holders of at least a majority of the disinterested shares voted on the proposal, as specified in the Ohio Revised Code.

Section 8.02. At each annual meeting of shareholders, successors to the class of directors whose term expires that year shall be elected for a two-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class at no less than three, as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which the director's term expires and until the director's successor shall be elected and shall qualify, subject, however, to the director's prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of

                  Directors that results from an increase in the number of directors, and any other vacancy occurring in the Board of Directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Section 8.03. All the directors, or all the directors of a particular class, or any individual director, may be removed from office by the shareholders only for cause and only by the affirmative vote of the holders of a majority of the voting power of the Corporation entitling them to elect directors, or an individual director, in place of those to be removed. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fill the unexpired term of any director removed shall be deemed to create a vacancy in the Board of Directors. The directors may remove any director only in the manner provided by law.

Section 8.04.     A.    Only persons who are nominated in accordance with the
                        following procedures shall be eligible for election as directors. Nominations of persons for election as directors of the Corporation may be made at a meeting of shareholders by or at the direction of the directors, by any nominating committee or person appointed by the directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article Eighth. Such nominations, other than those made by or at the direction of the directors or by any nominating committee or person appointed by the directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation on or before the later of (i) the February 15th immediately preceding such annual meeting, or (ii) the sixtieth day before the first anniversary of the most recent annual meeting of shareholders of the Corporation held for the election of directors;
                        provided, however, that in the event the annual meeting for the election of directors in any year is not held on or before the thirty-first (31st) day next following such anniversary, then the written notice required by this Section 8.04.A. shall be received by the secretary within a reasonable time prior to the date of such annual meeting. In the case of a nominee proposed for election at a special meeting of shareholders at which directors are to be elected, such written notice of a proposed nominee by the shareholder to be timely must be so received not later than the close of business on the seventh (7th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of such person;
                        (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation that are beneficially owned by such person;
                        and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation
                        14A under the Securities Exchange Act of 1934, as amended ("Exchange Act"); and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of the Corporation that are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the requirements set forth in this Article Eighth.

                  B. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Article Eighth; and, if he should so determine, the defective nomination shall be disregarded.

NINTH: A director of this Corporation shall not be disqualified by such office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction or contract or act of this Corporation be void or voidable or in any way affected or invalid by reason of the fact that any director or any firm of which any director is a shareholder or director is in any way interested in such transaction, contract or act, provided that such director or such firm or such corporation that is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be accountable or responsible to the Corporation for or in respect to any such transaction or contract or act of this Corporation or for any gains or profits realized by the director by reason of the fact that the director or any firm of which the director is a member or any corporation of which the director is a shareholder or director is so interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize, ratify or approve any such contract or transaction or act, with like force and effect as if the director or any firm of which the director is a member or any corporation of which the director is a shareholder or director, were not interested in such transaction or contract or act.

TENTH: Except as provided in the Articles of Incorporation of the Corporation or as otherwise required by law, including without limitation Article Eleventh, notwithstanding any provision of the Ohio Revised Code as now or hereafter in force requiring for any purpose the vote, consent, waiver or release of the holders of shares of the Corporation entitling them to exercise two-thirds or any other proportion of the voting power of the Corporation or of any class or classes thereof, such action may be taken by the vote, consent, waiver or release of the holders of shares entitling them to exercise not less than a majority of the voting power of the Corporation or of such class or classes.

ELEVENTH:

Section 11.01. Notwithstanding any affirmative vote required by law or in any agreement with any national securities exchange or any other provision of the Articles of Incorporation or the Regulations of the Corporation or otherwise:

                  (a)   any merger or consolidation of the Corporation; or

                  (b) any sale, exchange, transfer or other disposition of all, or substantially all, of the assets, with or without the goodwill, of the Corporation; or

                  (c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

                  (d) any proposal by the shareholders to fix or change the number of directors of the Corporation; or

                  (e) any amendment of the Articles of Incorporation of the Corporation; or

                  (f) any agreement, contract or other arrangement providing for any one or more of the actions specified in Clauses
                        (a) to (e) of this Article Eleventh,

         shall require the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Corporation, voting together as a single class, present or represented by proxy and entitled to vote in respect thereof, at an annual meeting or at any special meeting duly called; provided, however, that if seventy-five percent (75%) of the directors continuing in office recommend approval of any one or more of the actions specified in this Article Eleventh, such action or actions may be taken upon approval by a majority of the voting power of the Corporation, voting together as a single class, present or represented by proxy, and entitled to vote in respect thereof, at an annual meeting or at any special meeting duly called.

TWELFTH:

Section 12.01. Indemnification. The Corporation shall indemnify any officer or director of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the Corporation), by reason of the fact that he or she is or was a director, officer, employee, member, manager or agent of the Corporation or any subsidiary of the Corporation, including The National Bank and Trust Company, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer or director in connection with such action, suit or proceeding if such officer or director's act or omission giving rise to any claim for indemnification under this Section 12.01 was not occasioned by such officer or director's intent to cause injury to the Corporation or by his or her reckless disregard for the best interests of the Corporation, and with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. It shall be presumed that no act or omission of a person claiming indemnification under this Section 12.01 that gives rise to such claim was occasioned by an intent to cause injury to the Corporation or by a reckless disregard for the best interests of the Corporation, and with respect to any criminal matter, the person claiming indemnification shall be presumed to have had no reasonable cause to believe his or her conduct was unlawful. The presumption recited in this Section 12.01 can be rebutted only by clear and convincing evidence, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

Section 12.02. Court-Approved Indemnification. Anything contained in the Articles of Incorporation or the Regulations of the Corporation or elsewhere to the contrary notwithstanding:

                  A. the Corporation shall not indemnify any officer or director of the Corporation who was a party to any completed action or suit instituted by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or any subsidiary of the Corporation, including The National Bank and Trust Company, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he or she shall have been adjudged to be liable for an act or omission occasioned by his or her deliberate intent to cause injury to the Corporation or by his or her reckless disregard for the best interests of the Corporation, unless and only to the extent that the Court of Common Pleas of Clinton County, Ohio, or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he or she is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

                  B. the Corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 12.02.

Section 12.03. Indemnification for Expenses. Anything contained in the Articles of Incorporation or the Regulations of the Corporation or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 12.01, or in defense of any claim, issue or matter therein, he or she shall be promptly indemnified by the Corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by such officer or director in connection therewith.

Section 12.04.    Determination Required. Any indemnification required under
                  Section 12.01 and not precluded under Section 12.02 shall be made by the Corporation only upon a determination that such indemnification is proper in the circumstances because the officer or director has met the applicable standard of conduct set forth in Section 12.01. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the Corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation, or any person to be indemnified, within the past five years, or (C) by the shareholders, or (D) by the Court of Common Pleas of Clinton County, Ohio, or (if the Corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (D) of this Section 12.04 at any time, including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 12.04; and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 12.04 shall be evidence in rebuttal of the presumption recited in Section 12.01. Any determination made by the disinterested directors under division (A) or by independent legal counsel under division
                  (B) of this Section 12.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the Corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Clinton County, Ohio, or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

Section 12.05. Advances for Expenses. The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code do not apply to the Corporation. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in Section 12.01 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by such officer or director, but only if such officer or director shall first agree, in writing:

                  A. to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he or she shall not have been successful on the merits or otherwise if it is proved by clear and convincing evidence in a court of competent jurisdiction that in respect of any such claim, issue or other matter, his or her relevant action or failure to act was occasioned by his or her deliberate intent to cause injury to the Corporation or his or her reckless disregard for the best interests of the Corporation, unless and only to the extent that the Court of Common Pleas of Clinton County, Ohio, or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all the circumstances, he or she is fairly and reasonably entitled to all or part of such indemnification; and

                  B. to reasonably cooperate with the Corporation concerning the action, suit or proceeding.

Section 12.06. Article Twelfth Not Exclusive; Limited by Federal Law and Regulation. The indemnification provided by this Article Twelfth shall not be exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles of Incorporation or the Regulations of the Corporation, any agreement, a vote of disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the Corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person. Anything contained in the Articles of Incorporation or the Regulations of the Corporation or elsewhere to the contrary notwithstanding, the indemnification provided by this Article Twelfth shall be subject to the limits of applicable federal law and regulation.

Section 12.07. Insurance. The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, for or on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or any subsidiary of the Corporation, including The National Bank and Trust Company, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the obligation or the power to indemnify him or her against such liability under the provisions of this Article Twelfth. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

Section 12.08. Certain Definitions. For purposes of this Article Twelfth, and as an example and not by way of limitation:

                  A. a person claiming indemnification under this Article Twelfth shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 12.01, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against such person, without a conviction of such person, without the imposition of a fine upon such person and without his or her payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or her or otherwise results in a vindication of such person); and

                  B. references to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who did not act with deliberate intent to cause injury to or with reckless disregard for the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed not to have acted with "deliberate intent to cause injury to the Corporation" or with "a reckless disregard for the best interests of the Corporation" within the meaning of those terms as used in this Article Twelfth.

Section 12.09. Venue. Any action, suit or proceeding to determine a claim for, or for repayment to the Corporation of, indemnification under this Article Twelfth may be maintained by the person claiming such indemnification, or by the Corporation, in the Court of Common Pleas of Clinton County, Ohio. The Corporation and (by claiming or accepting such indemnification) each such person consent to the exercise of jurisdiction over them by the Court of Common Pleas of Clinton County, Ohio, in any such action, suit or proceeding.

THIRTEENTH: These Third Amended and Restated Articles of Incorporation supersede and take the place of the existing articles of NB&T Financial Group, Inc.

                                    EXHIBIT B

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                           NB&T FINANCIAL GROUP, INC.

                                      INDEX

Section - Caption                                                                         Page No.
-----------------                                                                         --------
ARTICLE ONE - MEETINGS OF SHAREHOLDERS .................................................         1
    Section 1.01.  Annual Meetings .....................................................         1
    Section 1.02.  Calling of Meetings .................................................         1
    Section 1.03.  Place of Meeting ....................................................         1
    Section 1.04.  Notice of Meetings ..................................................         1
    Section 1.05.  Waiver of Notice ....................................................         2
    Section 1.06.  Quorum ..............................................................         2
    Section 1.07.  Votes Required ......................................................         2
    Section 1.08.  Order of Business ...................................................         2
    Section 1.09.  Shareholders Entitled to Vote .......................................         2
    Section 1.10.  Proxies .............................................................         2
    Section 1.11.  Inspectors of Election ..............................................         2

ARTICLE TWO - DIRECTORS ................................................................         2
    Section 2.01.  Meetings of Directors ...............................................         2
    Section 2.02.  Notice of Meetings ..................................................         3
    Section 2.03.  Waiver of Notice ....................................................         3
    Section 2.04.  Quorum ..............................................................         3
    Section 2.05.  Executive Committee .................................................         3
    Section 2.06.  Compensation ........................................................         3
    Section 2.07.  By-Laws .............................................................         4

ARTICLE THREE - OFFICERS ...............................................................         4
    Section 3.01.  Officers ............................................................         4
    Section 3.02.  Tenure of Office ....................................................         4
    Section 3.03.  Duties of the Chairman of the Board .................................         4
    Section 3.04.  Duties of the President .............................................         4
    Section 3.05.  Duties of the Vice Presidents .......................................         4
    Section 3.06.  Duties of the Secretary .............................................         4
    Section 3.07.  Duties of the Treasurer .............................................         4

ARTICLE FOUR - SHARES ..................................................................         4
    Section 4.01.  Certificates ........................................................         4
    Section 4.02.  Transfers ...........................................................         5
    Section 4.03.  Transfer Agents and Registrars ......................................         5
    Section 4.04.  Lost, Wrongfully Taken or Destroyed Certificates ....................         5
    Section 4.05.  Uncertificated Shares ...............................................         5

ARTICLE FIVE - MISCELLANEOUS ...........................................................         5
    Section 5.01.  Amendments ..........................................................         5
    Section 5.02.  Action by Shareholders or Directors Without a Meeting ...............         6

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                           NB&T FINANCIAL GROUP, INC.

                                   ARTICLE ONE

                            MEETINGS OF SHAREHOLDERS

         Section 1.01. Annual Meetings. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting, shall be held on the fourth Tuesday in April of each year, at 9 o'clock a.m., if not a legal holiday, but if a legal holiday, then on the day following at the same hour, in each year, or on such other date as may be fixed from time to time by the directors.

         Section 1.02. Calling of Meetings. Meetings of the shareholders may be called only by the chairman of the board; the president; or, in case of the president's absence, death, or disability, the vice president authorized to exercise the authority of the president; the secretary; the directors by action at a meeting, or a majority of the directors acting without a meeting; or the holders of at least fifty percent of all shares outstanding and entitled to vote thereat.

         Section 1.03. Place of Meetings. All meetings of shareholders shall be held at the principal office of the corporation, unless otherwise provided by action of the directors. Meetings of shareholders may be held at any place within or without the State of Ohio. If authorized by the directors, meetings of shareholders may be held solely by means of communications equipment as permitted by law.

         Section 1.04. Notice of Meetings. (A) Written notice stating the time, place, if any, and purposes of a meeting of the shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given not less than seven
(7) nor more than sixty (60) days before the date of the meeting, (1) to every shareholder of record entitled to notice of the meeting, (2) by or at the direction of the president or the secretary. If mailed or sent by overnight delivery service, such notice shall be sent to the shareholder's address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time, place, if any, to which it is adjourned and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment are fixed and announced at the meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles of Incorporation or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

                  (B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or purposes for which the persons properly making such request have called a meeting of the shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven (7) nor more than sixty (60) days after the receipt of such request, as such officer may fix. If such notice is not given within sixty (60) days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.

                  (C) Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service is revocable by written notice to the corporation either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the corporation. If sent by another means of communication authorized by the corporation, the notice shall be sent to the address furnished by the corporation for those transmissions. Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service will be deemed to have been revoked by the shareholder if (1) the corporation has attempted to make delivery of two consecutive notices in accordance with that authorization, and (2) the secretary or an assistant secretary of the corporation, or other person responsible for giving notice, has received notice that, or otherwise believes that, delivery has not occurred. Notwithstanding the foregoing, an inadvertent failure to treat the inability to deliver notice as a revocation will not invalidate any meeting of shareholders or other action.

         Section 1.05. Waiver of Notice. Notice of the time, place, if any, and purpose or purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholder, which writing shall be filed with or entered upon the records of such meeting. The attendance of any shareholder, in person, by proxy or by the use of communications equipment, at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by such shareholder of notice of such meeting. A telegram, cablegram, electronic mail, or any electronic or other transmission capable of authentication that appears to have been sent by a shareholder and that contains a waiver by such shareholder is a writing for the purposes of this Section 1.05.

         Section 1.06. Quorum. At any meeting of shareholders, the holders of a majority of the voting shares of the corporation then outstanding and entitled to vote thereat, present in person, by proxy or by the use of communications equipment, shall constitute a quorum for such meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, or the chairman of the board, the president or the officer of the corporation acting as chairman of the meeting, may adjourn such meeting from time to time, and if a quorum is present at such adjourned meeting, any business may be transacted as if the meeting had been held as originally called.

         Section 1.07. Votes Required. At all elections of directors, the candidates receiving the greatest number of votes without cumulation shall be elected. Unless otherwise required by law, the Articles of Incorporation or these Regulations, any matter submitted to the shareholders at a meeting for their vote shall be decided by a majority of the shares of the corporation that are present in person, by proxy or by the use of communications equipment and constitute a quorum for such meeting.

         Section 1.08. Order of Business. The order of business at any meeting of shareholders shall be determined by the officer of the corporation acting as chairman of such meeting unless otherwise determined by a vote of the holders of a majority of the voting shares of the corporation then outstanding, present in person, by proxy or by the use of communications equipment, and entitled to vote at such meeting.

         Section 1.09. Shareholders Entitled to Vote. Each shareholder of record on the books of the corporation on the record date for determining the shareholders who are entitled to vote at a meeting of shareholders shall be entitled at such meeting to the number of votes for each share of the corporation standing in such shareholder's name on the books of the corporation on such record date. The directors may fix a record date for the determination of the shareholders who are entitled to receive notice of and to vote at a meeting of shareholders, which record date shall not be a date earlier than the date on which the record date is fixed and which record date may be a maximum of sixty (60) days preceding the date of the meeting of shareholders.

         Section 1.10. Proxies. At meetings of the shareholders, any shareholder of record entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by an instrument in writing signed by such shareholder or appointed by a verifiable communication authorized by such shareholder, but such instrument shall be filed with the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified therein the length of time it is to continue in force.

         Section 1.11. Inspectors of Election. In advance of any meeting of shareholders, the directors may appoint inspectors of election to act at such meeting or any adjournment thereof; if inspectors are not so appointed, the officer of the corporation acting as chairman of any such meeting may make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled only by appointment made by the directors in advance of such meeting or, if not so filled, at the meeting by the officer of the corporation acting as chairman of such meeting. No other person or persons may appoint or require the appointment of inspectors of election.

                                   ARTICLE TWO

                                    DIRECTORS

         Section 2.01. Meetings of Directors. A meeting of the directors shall be held immediately following the adjournment of each annual meeting of shareholders at which directors are elected, and notice of such meeting need not be given. The directors shall hold such other meetings as may from time to time be called, and such other meetings of directors may be called only by the chairman of the board, the president, or any two directors. All meetings of directors shall be held at the office of the corporation located at 1600 W. Main Street in the City of Wilmington, County of Clinton, or at such other place within or without the State of Ohio as the directors may from time to time determine by a resolution. Meetings of the directors may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting.

         Section 2.02. Notice of Meetings. Notice of the time and place, if any, of each meeting of directors for which such notice is required by law, the Articles of Incorporation, the Regulations or the By-Laws shall be given to each of the directors by at least one of the following methods:

                  (A) In a writing mailed not less than three days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation;

                  (B) In a writing sent by overnight delivery service not less than two days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation;

                  (C) By telegraph, cable, radio, wireless or any other means of communication authorized by the director to the address furnished by the director for those transmissions, not later than the day before the date on which such meeting is to be held; or

                  (D) Personally or by telephone not later than the day before the date on which such meeting is to be held.

Notice given to a director by any one of the methods specified in the Regulations shall be sufficient, and the method of giving notice to all directors need not be uniform. Notice of any meeting of directors may be given only by the chairman of the board, the president or the secretary of the corporation. Any such notice need not specify the purpose or purposes of the meeting. Notice of adjournment of a meeting of directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

         Section 2.03. Waiver of Notice. Notice of any meeting of directors may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director in person or by the use of communications equipment, at any meeting of directors without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of such meeting. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director and that contains a waiver by such director is a writing for the purposes of this Section 2.03.

         Section 2.04. Quorum. A majority of the whole authorized number of directors shall be necessary to constitute a quorum for a meeting of directors, except that a majority of the directors in office shall constitute a quorum for filling a vacancy in the board. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board, except as otherwise provided by law, the Articles of Incorporation or the Regulations.

         Section 2.05. Executive Committee. The directors may create an executive committee or any other committee of directors, to consist of not less than three (3) directors, and may authorize the delegation to such executive committee or other committees of any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in the executive committee or in any other committee of the directors.

         Such executive committee or any other committee of directors shall serve at the pleasure of the directors, shall act only in the intervals between meetings of the directors, and shall be subject to the control and direction of the directors. Such executive committee or other committee of directors may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director is a writing for the purposes of this Section 2.05.

         Any act or authorization of any act by the executive committee or any other committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the directors. No notice of a meeting of the executive committee or of any other committee of directors shall be required. A meeting of the executive committee or of any other committee of directors may be called only by the president or by a member of such executive or other committee of directors. Meetings of the executive committee or of any other committee of directors may be held through any communications equipment if all persons participating can hear each other, and participation in such a meeting shall constitute presence thereat.

         Section 2.06. Compensation. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors such amounts as the directors may determine.

         Section 2.07. By-Laws. The directors may adopt, and amend from time to time, By-Laws for their own government, which By-Laws shall not be inconsistent with the law, the Articles of Incorporation or the Regulations.

                                  ARTICLE THREE

                                    OFFICERS

         Section 3.01. Officers. The officers of the corporation to be elected by the directors shall be a president, a secretary, a treasurer, and, if desired, one or more vice presidents and such other officers and assistant officers as the directors may from time to time elect. The directors may elect a chairman of the board, who must be a director. Officers need not be shareholders of the corporation and may be paid such compensation as the board of directors may determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation, the Regulations or the By-Laws to be executed, acknowledged, or verified by two or more officers.

         Section 3.02. Tenure of Office. The officers of the corporation shall hold office at the pleasure of the directors. Any officer of the corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the directors then in office; such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 3.03. Duties of the Chairman of the Board. The chairman of the board, if any, shall preside at all meetings of the directors. The chairman shall have such other powers and duties as the directors shall from time to time assign.

         Section 3.04. Duties of the President. The president shall be the chief executive officer of the corporation and shall exercise supervision over the business of the corporation and shall have, among such additional powers and duties as the directors may from time to time assign, the power and authority to sign all certificates evidencing shares of the corporation and all deeds, mortgages, bonds, contracts, notes and other instruments requiring the signature of the president of the corporation. It shall be the duty of the president to preside at all meetings of shareholders.

         Section 3.05. Duties of the Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election), shall perform the duties of the president and, when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the directors may from time to time prescribe.

         Section 3.06. Duties of the Secretary. It shall be the duty of the secretary, or of an assistant secretary, if any, in case of the absence or inability to act of the secretary, to keep minutes of all the proceedings of the shareholders and the directors and to make a proper record of the same; to perform such other duties as may be required by law, the Articles of Incorporation or the Regulations; to perform such other and further duties as may from time to time be assigned to the secretary by the directors or the president; and to deliver all books, paper and property of the corporation in the secretary's possession to the successor, or to the president.

         Section 3.07. Duties of the Treasurer. The treasurer, or an assistant treasurer, if any, in case of the absence or inability to act of the treasurer, shall receive and safely keep in charge all money, bills, notes, choses in action, securities and similar property belonging to the corporation, and shall do with or disburse the same as directed by the president or the directors; shall keep an accurate account of the finances and business of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required and hold the same open for inspection and examination by the directors; shall give bond in such sum with such security as the directors may require for the faithful performance of the treasurer's duties; shall, upon the expiration of the treasurer's term of office, deliver all money and other property of the corporation in the treasurer's possession or custody to the successor or the president; and shall perform such other duties as from time to time may be assigned by the directors.

                                  ARTICLE FOUR

                                     SHARES

         Section 4.01. Certificates. Certificates evidencing ownership of shares of the corporation shall be issued to those entitled to them. Each certificate evidencing shares of the corporation shall bear a distinguishing number; the signatures of the chairman of the board, the president, or a vice president, and of the secretary or an assistant secretary, or the treasurer or an assistance treasurer (except that when any such certificate is countersigned by an incorporated transfer agent or registrar, such signatures may be facsimile, engraved, stamped or printed); and such recitals as may be required by law. Certificates evidencing shares of the corporation shall be of such tenor and design as the directors may from time to time adopt and may bear such recitals as are permitted by law.

         Section 4.02. Transfers. Where a certificate evidencing a share or shares of the corporation is presented to the corporation or its proper agents with a request to register transfer, the transfer shall be registered as requested if:

                  (A) An appropriate person signs on each certificate so presented or signs on a separate document an assignment or transfer of shares evidenced by each such certificate, or signs a power to assign or transfer such shares, or when the signature of an appropriate person is written without more on the back of each such certificate; and

                  (B) Reasonable assurance is given that the endorsement of each appropriate person is genuine and effective; the corporation or its agents may refuse to register a transfer of shares unless the signature of each appropriate person is guaranteed by a commercial bank or trust company having an office or a correspondent in the City of New York, by a firm having membership in the New York Stock Exchange, or by an "eligible guarantor institution" as defined in Rule 17ad-15 under the Securities Exchange Act of 1934 or any successor rule or regulation; and

                  (C) All applicable laws relating to the collection of transfer or other taxes have been complied with; and

                  (D) The corporation or its agents are not otherwise required or permitted to refuse to register such transfer.

         Section 4.03. Transfer Agents and Registrars. The directors may appoint one or more agents to transfer or to register shares of the corporation, or both.

         Section 4.04. Lost, Wrongfully Taken or Destroyed Certificates. Except as otherwise provided by law, where the owner of a certificate evidencing shares of the corporation claims that such certificate has been lost, destroyed or wrongfully taken, the directors must cause the corporation to issue a new certificate in place of the original certificate if the owner:

                  (A) So requests before the corporation has notice that such original certificate has been acquired by a bona fide purchaser; and

                  (B) Files with the corporation, unless waived by the directors, an indemnity bond, with surety or sureties satisfactory to the corporation, in such sums as the directors may, in their discretion, deem reasonably sufficient as indemnity against any loss or liability that the corporation may incur by reason of the issuance of each such new certificate; and

                  (C) Satisfies any other reasonable requirements that may be imposed by the directors, in their discretion.

         Section 4.05. Uncertificated Shares. Anything contained in this Article Four to the contrary notwithstanding, the directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that such resolution shall not apply to
(A) shares of the corporation represented by a certificate until such certificate is surrendered to the corporation in accordance with applicable provisions of Ohio law or (B) any certificated security of the corporation issued in exchange for an uncertificated security in accordance with applicable provisions of Ohio law. The rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical, except as otherwise expressly provided by law.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

         Section 5.01. Amendments. Except as set forth in the Articles of Incorporation or as otherwise required by law, the Regulations may be amended, or new regulations may be adopted, at a meeting of shareholders held for such purpose, only by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the corporation on such proposal, or without a meeting by the written consent of the holders of shares entitling them to exercise a majority of the voting power of the corporation on such proposal.

         Section 5.02. Action by Shareholders or Directors Without a Meeting. Anything contained in the Regulations to the contrary notwithstanding, except as provided in Section 5.01, any action that may be authorized or taken at a meeting of the shareholders or of the directors or of a committee of the directors, as the case may be, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, or all the directors, or all the members of such committee of the directors, respectively, which writings shall be filed with or entered upon the records of the corporation. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a shareholder or a director, as the case may be, and that contains an affirmative vote or approval of such shareholder or director is a writing for the purposes of this Section 5.02. The date on which that telegram, cablegram, electronic mail or other transmission is sent is the date on which the writing is signed.

                                    EXHIBIT C

                           NB&T Financial Group, Inc.
                             AUDIT COMMITTEE CHARTER

I. Purpose

         The purpose of the Audit Committee is to assist the Board of Directors of the Corporation in fulfilling its responsibility to shareholders, the public, and government bodies relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation.

II. Composition

         The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand the Corporation's basic financial statements. At least one member of the Committee shall have accounting or related financial management experience or certification. Satisfaction of these financial literacy and experience requirements shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

         The members of the Committee shall be elected by the Board at the April meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may designate a chair by majority vote of the full Committee membership.

III. Meetings

         The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be set by the Committee chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accounts, and internal auditor at least once each year and at other times when considered appropriate. Committee members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management and representatives of the independent accountants be present at Committee meetings.

IV. Responsibilities

         To fulfill its responsibilities and duties, the Committee shall:

         1. Review and update this Charter periodically as conditions dictate, but at least annually.

         2. Review the Corporation's annual financial statements and any annual financial reports submitted to any governmental body or the public, including any reports or opinions rendered by the independent accountants.

         3. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and in light of the independent accountants' ultimate accountability to the Committee and the Board and the ultimate authority and responsibility of the Committee and the Board to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Committee should ensure that the independent accountants submit to the Committee periodically a written statement of all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1 and engage in active dialog with the independent accountants about all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         4. Review the performance of the independent accountants and consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountants of the factors considered by the independent accountants in determining the audit's scope. The accountants should confirm that no limitations have been placed on the scope or nature of the audit. The Committee should recommend to the Board whether the audited financial statements should be contained in the Corporation's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

         5. Review with management, the independent accountants and the internal auditor any difficulties of disagreements encountered during the course of the audit, as well as any improvements that could be made in the audit or internal control procedures.

         6. Receive communications, if any, from the independent accountants with respect to interim financial information before the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission and discuss such communications with management of the Corporation. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

         7. Prepare a report to be included in the Proxy Statement for the Corporation's annual meeting of shareholders, as required by the regulations of the Securities and Exchange Commission.

         8. Perform any other activities consistent with this Charter, the Corporation's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principals. That is the responsibility of management and the Corporation's independent accountants.

                                 REVOCABLE PROXY

                           NB&T FINANCIAL GROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of NB&T Financial Group, Inc. (the "Company"), hereby constitutes and appoints Charles L. Dehner and Georgia H. Miller, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to attend the Annual Meeting of Shareholders of the Company to be held on April 22, 2003, at 48 N. South Street, Wilmington, Ohio, at 9:00 a.m., Eastern Time, and at any adjournment or adjournments thereof, and to vote all of the common shares of the Company that the undersigned is entitled to vote at such Annual Meeting or at any adjournment or adjournments thereof on each of the following proposals, which are described in the accompanying Proxy Statement:

1. The election of four (4) directors to serve for a term of two (2) years each.

     [_] FOR election as directors of the Company all the                       [_] WITHHOLD AUTHORITY
         nominees listed below (except as marked to the contrary below).*           to vote for all nominees listed below

            S. Craig Beam     Darleen M. Myers     Robert A. Raizk      Janet M. Williams

     *(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box "FOR" and strike a line through the nominee's name in the list above).

2. Proposals related to the Third Amended and Restated Articles of Incorporation of NB&T Financial Group, Inc. Note: None of the proposals in
     Item 2 will be adopted unless all of the proposals in Item 2 are approved by a majority of the outstanding common shares. Use the following lines to vote separately on each proposal.

     (a) Adoption of the Third Amended and Restated Articles of Incorporation in their entirety:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

     (b) Adoption of provisions expanding the indemnification of directors and officers:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

     (c) Adoption of provisions restricting the removal of directors and eliminating the classification of directors:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

     (d) Adoption of provisions changing the timing for submission of nominations of directors:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

     (e)  Adoption of technical changes and removal of obsolete provisions:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

3.   Adoption of the Amended and Restated Code of Regulations:

          [_]    FOR             [_]    AGAINST          [_]   ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, FOR THE ADOPTION OF ALL OF THE PROPOSALS RELATED TO THE THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION, FOR THE ADOPTION OF THE AMENDED AND RESTATED CODE OF REGULATIONS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

All proxies previously given by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 22, 2003, meeting.

Please sign exactly as your name appears hereon. When shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If the shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If the shareholder is a partnership, please sign in partnership name by authorized person. (Please note any change of address on this proxy.)

                                ________________________________________________
                                Signature of Shareholder(s)

                                ________________________________________________
                                Signature of Shareholder(s)

                                Dated: ______________________, 2003

                                PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                If you plan to attend the Annual Meeting, please check here. ____